                                   SCHEDULE 3
                                   ATM SERVICE

                                                                 Exhibit 10.17.3

                                   AMENDMENT 3

THIS AMENDMENT 3 ("Amendment 3") is made and entered into this 20th day of June, 2002, ("Effective Date") by and between WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Williams") and Universal Access, Inc., a Delaware corporation ("Customer") having it's principal place of business at Sears Tower, 223 S. Wacker, Suite 600, Chicago, Illinois 60606.

WHEREAS, Williams and Customer are parties to that certain Master Services Agreement dated October 3, 2001, contract number 01R1966.00 as amended February 19, 2002 by Amendment 1, and as amended April 10, 2002 by Amendment 2 (collectively the "Agreement"); and

WHEREAS, Williams and Customer desire to amend the Agreement;

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Williams and Customer agree to amend the Agreement as follows:

1. Section 2.2 of Schedule 1, Private Line Services, shall be deleted in its entirety and replaced with the following pricing, which shall only apply to new Service Orders placed from the Effective Date of this Amendment and shall not apply to Service Orders previously placed by Customer and accepted by Williams:

     2.2 MINIMUM MONTHLY RECURRING CHARGE. Notwithstanding the foregoing, the minimum monthly recurring charge for any Interexchange circuit ordered by Customer will be based upon the applicable Monthly Recurring Rate for *** VGE V & H miles.

2. Table A.2 of Schedule 1, Private Line Services shall be deleted in its entirety.

3. Section 2.3 of Schedule 2, Optical Wave Service, shall be deleted in its entirety and replaced with the following pricing, which shall only apply to new Service Orders placed from the Effective Date of this Amendment and shall not apply to Service Orders previously placed by Customer and accepted by Williams:

     2.3 MINIMUM MONTHLY RECURRING CHARGE. Notwithstanding the foregoing, the minimum monthly recurring charge for any OC-48 Interexchange circuit ordered by Customer will be based upon the applicable Monthly Recurring Rate for *** VGE V & H miles.

4. Table B.2 of Schedule 2, Optical Wave Service shall be deleted in its entirety.

5. Schedule 3, ATM Service, shall be deleted in its entirety and replaced with the Schedule 3 attached hereto, which is hereby incorporated by reference and made a part of the Agreement. The pricing in this Schedule 3 shall only apply to new Service Orders placed from the Effective Date of this Amendment and shall not apply to Service Orders previously placed by Customer and accepted by William.

6. Section 3.1, Table K.1 of Schedule 13, Metro Access Private Line Service, shall be deleted in its entirety and replaced with the following pricing, which shall only apply to new Service Orders placed from the Effective Date of this Amendment and shall not apply to Service Orders previously placed by Customer and accepted by Williams.

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

    ---------------------------------------------------------------------------------------------------------------------------
    TABLE K.1                                                 MONTHLY RECURRING RATES
    ---------------------------------------------------------------------------------------------------------------------------
                                  DS-3                      OC-3                     OC-12                     OC-48
                         ------------------------------------------------------------------------------------------------------
                                      ADDITIONAL                ADDITIONAL               ADDITIONAL                  ADDITIONAL
           REGION        0-15 MILES      MILE      0-15 MILES    MILEAGE    0-15 MILES    MILEAGE     0-15 MILES       MILEAGE
    ---------------------------------------------------------------------------------------------------------------------------
    Ameritech                ***          ***          ***         ***          ***          ***          ***            ***
    Bell Atlantic & Nynex    ***          ***          ***         ***          ***          ***          ***            ***
    Bell South               ***          ***          ***         ***          ***          ***          ***            ***
    Pac Bell                 ***          ***          ***         ***          ***          ***          ***            ***
    SWBell                   ***          ***          ***         ***          ***          ***          ***            ***
    USWest                   ***          ***          ***         ***          ***          ***          ***            ***
    ---------------------------------------------------------------------------------------------------------------------------

7.   Table A of Section 1.1, of the Agreement is hereby amended to include
     Schedule 14, Metro Access Optical Wave Service and Schedule 15, Private Line Quality of Service.

8. Schedule 14, "Metro Access Optical Wave Services", as attached hereto and incorporated into this Amendment shall govern the provision and pricing of Metro Access Optical Wave Services ordered by Customer and accepted by Williams upon and after the Effective Date of this Amendment.

9. Schedule 15, "Private Line Quality of Service", as attached hereto and incorporated into this Amendment shall govern the provision and pricing of Private Line Quality of Service s ordered by Customer and accepted by Williams upon and after the Effective Date of this Amendment

10. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year set forth below.

UNIVERSAL ACCESS, INC.                   WILLIAMS COMMUNICATIONS, LLC:
/s/ Mark A. Dickey                       /s/ Frank Semple
--------------------------------------   --------------------------------------
Signature of Authorized Representative   Signature of Authorized Representative

Mark Dickey                              Frank Semple
-------------------------------------   --------------------------------------
Printed Name                             Printed Name

Sr. VP Procurement                       COO
--------------------------------------   --------------------------------------
Title                                    Title

6-17-02                                  6-20-02
--------------------------------------   --------------------------------------
Date                                     Date

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

     This Service Schedule is a schedule to and a part of that Master Services Agreement No. ________________ ("MSA") by and between Williams Communications, LLC ("Williams"), and Customer.

                        SECTION 1. DESCRIPTION OF SERVICE

     SERVICE DESCRIPTION. Williams' Network Asynchronous Transfer Mode Service (the "ATM Service") is cell-based switching and multiplexing technology, which can support applications requiring high bandwidth and high performance. ATM Service will allow Customers who have requirements for high speed, inter-premise connectivity to interconnect their multiple locations via a User Network Interface ("UNI") and Network-to-Network ("NNI") elements from the Customer premise equipment ("CPE") to the Williams' point of presence ("POP"). ATM Service is a general-purpose, connection-oriented technology that provides integration of disparate networks onto a single communications infrastructure. ATM Service provides the capability to route traffic between various end points via virtual circuits that are predefined on the Williams' ATM network and in the CPE. The Customer is responsible for segmenting information into 53 byte cells for transport across the Williams' ATM network. ATM Service provides networking capabilities suited for high-speed, low delay, bandwidth intensive applications such as voice, video and data that require real-time or near real-time connectivity between multiple locations.

                     SECTION 2. RECURRING RATES AND CHARGES

2.1 UNI AND NNI PORT CONNECTIONS. Rates for User Network Interface Port Connections and Network-to-Network Port Connections are determined based on the port speed connections selected by Customer. An NNI port is defined as one end of a connection between Williams' ATM network and another carrier's network. Some type of interconnect (local loop, cross connect, etc.) and a port on the other carrier's network is also required to complete the NNI. The connecting carrier could be either a customer or Third Party Provider. Port Connections are currently available at DS3, OC3 and OC12 speeds. DS1 ATM ports are also available on a limited basis. Monthly recurring charges for ATM ports are set forth in Table C.1 below.

          -------------------------------------------------------------------------------------
          TABLE C.1         MONTHLY RECURRING PORT CHARGE - ONE YEAR TERM
          -------------------------------------------------------------------------------------
              Circuit Type          *DS1            DS3               OC3             OC12
          -------------------------------------------------------------------------------------
                PVC Port             ***            ***               ***             ***
          -------------------------------------------------------------------------------------
            PVC/SVC Enabled          ***            ***               ***             ***
          -------------------------------------------------------------------------------------
          *DS1 has limited availability
          -------------------------------------------------------------------------------------

2.2 VIRTUAL CIRCUITS. There are two types of virtual circuits ("VCs"), which can be selected, the Permanent Virtual Circuit ("PVC") or the Switched Virtual Circuit ("SVC"). The PVC is a pre-defined path that is fixed until a permanent change is made to the path. Williams offers two types of PVCs the Virtual Channel Connection ("VCCs") or the Virtural Patch Connection ("VPC"). The type of virtual circuit selected by the Customer does not determine the price. The SVC is a path that is established across the network on an as-needed basis. An SVC session is initiated by the Customer's premise equipment (CPE) sending a request for specified bandwidth, class of service and destination point(s) and lasts only for the duration of the data transfer. An SVC session requires confirmation of Network Availability in order for the session to be established. Pricing for virtual circuits is determined based on the Class of Service ("CoS"). Four Classes of Service are offered by Williams: Constant Bit Rate ("CBR"), Variable Bit Ratereal time ("VBRrt"), Variable Bit Ratenon-real time ("VBRnrt"), and Unspecified Bit Rate ("UBR"). CoS charges are stated in terms of Sustained Cell Rate ("SCR") which are stated in Megabit per second ("Mbps") increments for one-way (Simplex) VCs. SCR increments are available in 1 Mbps increments up to 40 Mbps for DS3 ports, 5 Mbps increments up to 150 Mpbs for OC3 ports and 25 Mbps increments up to 600 Mbps for OC12 ports. Monthly recurring charges for bandwidth are set forth below in Table C.2.

     a.   PERMANENT VIRTUAL CIRCUITS. Monthly recurring charges for PVC (VCCs or
          VPCs) bandwidth are set forth below in Table C.2.

       -------------------------------------------------------------------------
        TABLE C.2                           MONTHLY RECURRING BANDWIDTH CHARGES
       -------------------------------------------------------------------------

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

     ----------------------------------------------------------------------------------------------------------------
                                  PRICE PER              PRICE PER                PRICE PER                PRICE PER
       PORT      SCR                Mbps                    Mbps                     Mbps                     PVC
       SPEED    (Mbps)     CoS                    CoS                    CoS                       CoS
      SIMPLEX
     ----------------------------------------------------------------------------------------------------------------
      DS3       1-9        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                10-19      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                20-29      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                30-40      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
      OC3       1-20       CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                21-35      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                36-55      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                56-75      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                76-95      CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                96-120     CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                121-150    CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
      OC12      1-75       CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                76-175     CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                176-275    CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                276-350    CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                351-475    CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                476-600    CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                                  PRICE PER              PRICE PER                PRICE PER                PRICE PER
                 SCR                Mbps                    Mbps                     Mbps                     PVC
                (Mbps)     CoS                    CoS                    CoS                       CoS
     ----------------------------------------------------------------------------------------------------------------
                64         CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                128        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                192        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                256        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                320        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                384        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                448        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                512        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                576        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                640        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                704        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                768        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                832        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------
                896        CBR       ***         VBRrt      ***         VBRnrt       ***           UBR        ***
     ----------------------------------------------------------------------------------------------------------------

     b. a per minute, per megabyte basis and are set forth in Table C.3 below. Billing for SVC services is usage sensitive and invoiced in arrears.

            --------------------------------------------------------------------
            TABLE C.3            SVC CHARGE PER MINUTE/ PER Mbps
            --------------------------------------------------------------------
                CBR                  VBrt                VBRnrt           *UBR
            --------------------------------------------------------------------
                ***                   ***                  ***            ***
            --------------------------------------------------------------------
            *UBR is billed per month in months when usage is initiated.
            ***per minute of usage is added to the above
            --------------------------------------------------------------------

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

2.3 ATM FLEX-UNI. ATM Flex-UNI allows Customers, expecting to outgrow their initial physical port size within the first twelve (12) months of their Service, a migration path to larger Permanent Virtual Circuits ("PVCs") without requiring an upgrade of their hardware.

     a. OC3 ORDERING INCREMENTS. Customer can order PVCs in one (1) megabyte increments starting with one (1) megabyte up to nineteen (19) megabytes for an OC3 physical port. Once Customer needs a twenty (20) megabyte PVC, Customer must revert to the standard OC3 port pricing regardless of the time remaining on the twelve (12) month period.

     b. OC12 ORDERING INCREMENTS. Customer can order PVCs in five (5) megabyte increments starting with five (5) megabytes up to seventy (70) megabytes for an OC12 physical port. Once Customer needs a 75-megabyte PVC, Customer must revert to the standard OC12 port pricing regardless of the time remaining on the twelve (12) month period.

     c. ATM FLEX UNI TERM COMMITMENT. Before ATM Flex-UNI Service will be allowed, Customer must collocate at Williams' POP and commit to a three (3) year term for the Service. Customer will receive the reduced ATM Flex-UNI rate for the first twelve (12) months of the circuit. Customer will be charged Williams' standard ATM rate for the port, (i) if Customer exceeds the ATM Flex-UNI capacity during the first twelve
          (12) months of Service; or (ii) beginning the 13th month of the circuit, whichever is sooner.

     d. MONTHLY RECURRING CHARGES. ATM Flex-UNI pricing is based on flat monthly fee assessed per node, which includes a flat port charge based on the port connection speed, a charge for each PVC's SCR going out from the port, and local access. ATM Flex-UNI is priced simplex, meaning that a PVC's SCR is priced for both the ingress and egress SCR. Monthly recurring charges for ATM Flex-UNI pricing is set forth below in Table C.4.

                  -----------------------------------------------------------
                  TABLE C.4         MONTHLY RECURRING PORT CHARGE
                  -----------------------------------------------------------
                                   DS1        DS3          OC3         OC12
                  -----------------------------------------------------------
                  PVC              ***        ***          ***         ***
                  -----------------------------------------------------------
                  PVC/SVC          ***        ***          ***         ***
                  -----------------------------------------------------------

                   SECTION 3. NON-RECURRING RATES AND CHARGES

3.1 UNI/NNI PORT AND ATM FLEX-UNI CONNECTIONS. Non-recurring charges may be incurred for the Port, VC connections. Non-recurring Charges are set forth below in Table C.5.

       ---------------------------------------------------------------------------------------------------
         TABLE C.5                           ATM NON RECURRING CHARGES
       ----------------------------------------------------------------------------------------------------
                                                             DS3             OC3               OC12
       ----------------------------------------------------------------------------------------------------
         ORDER INSTALLATION
       ----------------------------------------------------------------------------------------------------
           Port                                              ***             ***                ***
       ----------------------------------------------------------------------------------------------------
           PVC                                               ***             ***                ***
       ----------------------------------------------------------------------------------------------------
         CHANGE OF SERVICE DATE CHARGE (1ST CHANGE FREE)
       ----------------------------------------------------------------------------------------------------
           Port                                              ***             ***                ***
       ----------------------------------------------------------------------------------------------------
           PVC                                               ***             ***                ***
       ----------------------------------------------------------------------------------------------------
         CHANGE OF SERVICE ORDER CHARGE
       ----------------------------------------------------------------------------------------------------
           Pre-Engineering                                   ***             ***                ***
       ----------------------------------------------------------------------------------------------------
           Post-Engineering                                  ***             ***                ***
       ----------------------------------------------------------------------------------------------------
           Port Order Change                                 ***             ***                ***
       ----------------------------------------------------------------------------------------------------
           PVC Order Change                                  ***             ***                ***
       ----------------------------------------------------------------------------------------------------
         ORDER CANCELLATION
       ----------------------------------------------------------------------------------------------------
           Pre-Engineering                                   ***             ***                ***
       ----------------------------------------------------------------------------------------------------
           Post-Engineering                                  ***             ***                ***
       ----------------------------------------------------------------------------------------------------

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

        RECONFIGURATION
        ----------------------------------------------------------------------------------------------------
          Port                                               ***             ***               ***
        ----------------------------------------------------------------------------------------------------
          PVC                                                ***             ***               ***
        ----------------------------------------------------------------------------------------------------
        ASR                                                  ***             ***               ***
        ----------------------------------------------------------------------------------------------------
        ASR CHANGE                                           ***             ***               ***
        ----------------------------------------------------------------------------------------------------
        ORDER EXPEDITE
        ----------------------------------------------------------------------------------------------------
          Port                                               ***             ***               ***
        ----------------------------------------------------------------------------------------------------
          PVC                                                ***             ***               ***
        ----------------------------------------------------------------------------------------------------
        In addition to the above charges, Customer is required to reimburse Williams for any Third Party
        Provider charges relating to Customer's service. Non-Recurring Charges not described above will be considered special requests and will be handled on an individual case basis. All of the charges stated above are subject to change with thirty (30) calendar days notice. A complete description of the above charges is published at http://www.williamscommunications.com/network/customer-service/
        process-policy.html.
        ----------------------------------------------------------------------------------------------------

3.2 INSTALLATION CHARGES. For Williams Services, installation charges shall be ***


3.3 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer as referenced in Section 5.3 of the Agreement. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4 NON-RECURRING PRICING. Pricing for Non-Recurring ATM Service shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 4. OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which ATM Service is unavailable or fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for ATM Service shall be an amount equal to ten percent (10%) of the monthly Port, PVC and/or usage charges (as stated on the applicable Service Order) regardless of the length of such Outage.

4.2 EXCESSIVE OUTAGES. If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty
     (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

     In the event Customer terminates a circuit for an Excessive Outage pursuant to this Section and such termination causes the Customer to fall below their Revenue Commitment, such terminated circuit shall count toward Customer's Annual Commitment as if it had not been terminated.

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

4.3 REMEDY. The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

4.4  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5 INVOICE CREDIT. Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

5.1 TECHNICAL SPECIFICATIONS. Williams' ATM Service shall perform in accordance with the Technical Specifications set forth herein. The standards by which Williams' ATM Service is measured apply on a one-way basis between Williams' POPs only and involves five (5) variables as set forth in this Section.

     (a) NETWORK AVAILABILITY. Williams' Network Availability is a measurement of the percent of total time that Williams ATM Service is operative when averaged over a month (720 hours/month). For Williams ATM Services on Williams' network, Network Availability shall average 99.999% from Williams POP to Williams POP measured over a one (1) month period. Network Availability for Services of a Third Party Provider is established by the Third Party Provider. The Local Access Service availability standards for Williams ATM Services are established by the Local Access Service provider.

     (b) MEAN TIME TO RESTORE. Mean Time to Restore ("MTTR") is the average time required to restore Williams ATM Service and resume availability in a one-month (720 hour) period and is stated in terms of equipment failure and cable outages. The time is measured from the moment the outage is reported until the latter of (i) restoration of the first fiber on a cable cut or
     (ii) equipment is repaired and service is available. With respect to Williams ATM Service, Williams has an objective to repair network equipment within an average of two (2) hours and have the first fiber on a cable cut restored within an average of four (4) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP. Failure to meet the above objectives is a failure to meet the MTTR service level.

     (c) LATENCY. Latency is measured as the one-way trip time, averaged over a month (720 hours), required for a cell (53 bytes) to travel between a list of certain Williams owned and operated POPs (such list to be determined by criteria established by Williams and available to Customer upon request). For ATM Services on Williams' Network, average Latency will be less than fifty milliseconds (50 ms) for CBR Service, fifty-five milliseconds (55 ms) for VBRrt Service, and sixty milliseconds (60 ms) for VBRnrt Service. No Latency is offered for UBR Service.

     (d) CELL LOSS. Cell Loss is measured as the percentage of cells (53 byte cells) at five (5) iterations of one hundred (100) trials, averaged over a month (720hours) lost between a list of Williams owned and operated POPs (such list to be determined by criteria established by Williams and available to Customer upon request). For ATM Services on Williams' Network, Cell Loss will be less than 10E-9 for CBR service and 10E-6 for VBRrt and VBRnrt Service, averaged over a month period (720 hours) between the representative list of Williams' POPs. No Cell Loss amount is offered for UBR Service.

     (e) CELL DELAY VARIATION. Cell Delay Variation is the delay between the actual arrival time of a cell (53 bytes) measured against the expected arrival time of such cell, averaged over a month (720 hours), required to travel one way between a list of Williams' owned and operated POPs (such list to be determined by criteria established by Williams and available to Customer upon request). For ATM Service on Williams' Network, average Cell Delay Variation will be less than two

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

     milliseconds (2ms) for CBR and VBRrt Service at a DS-3 level and six hundred (600) microseconds for CBR and VBRrt Service at an OC-3 level. No Cell Delay Variation is offered for UBR Service.

                          SECTION 6. PRODUCT INTERVALS

     IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for DSN and OC-3 and OC-12 service is set forth below in Table C.6. Third Party Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the MSA and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals

         --------------------------------------------------------------------------------------
         TABLE C.6 IMPLEMENTATION INTERVALS FOR PORTS AND PVC'S
         --------------------------------------------------------------------------------------
                                           STANDARD INTERVAL           STANDARD INTERVAL
                 SERVICE TYPE                 POP TO POP            POP TO POP w/THIRD PARTY
                                                                          LOCAL ACCESS
         --------------------------------------------------------------------------------------
              DSn                                 ***                         ***
         --------------------------------------------------------------------------------------
              OC-3 and Oc-12                      ***                         ***
         --------------------------------------------------------------------------------------

                 SECTION 7. PLANNED NETWORK MAINTENANCE ACTIVITY

7.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than ***business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 8. WARRANTY

          Williams warrants that Williams' ATM Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Services and restore such Services to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE
SCHEDULE IS

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 3
                                   ATM SERVICE

THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

    UNIVERSAL ACCESS, INC.:           WILLIAMS COMMUNICATIONS, LLC:

    /s/ Mark Dickey                   /s/ Frank Semple
    -----------------------------     ----------------------------------------
    Signature of Authorized           Signature of Authorized Representative
    Representative

    Mark Dickey                       Frank Semple
    -----------------------------     ----------------------------------------
    Printed Name                      Printed Name

    Sr. VP Procurement                COO
    -----------------------------     ----------------------------------------
    Title                             Title

    6-17-02                           6-20-02
    -----------------------------     ----------------------------------------
    Date                              Date

[WILLIAM COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 14
                        METRO ACCESS OPTICAL WAVE SERVICE

This Service Schedule is a schedule to and a part of that Master Services Agreement No. 01R1966.00 ("MSA") by and between Williams Communications, LLC ("Williams"), and Customer, provided however, that Williams may designate an affiliate to provide any portion of the Metro Access Wave Service.

                     SECTION 1. METRO OPTICAL WAVE SERVICES

1.1 METRO OPTICAL WAVE SERVICE DESCRIPTION. Williams' Metro Access Wave Service ("Metro Wave Service") consists of protected or unprotected, concatenated OC-48 and OC-192 wavelengths. To provide Metro Wave Service, Williams uses dense wavelength division multiplexing ("DWDM") technology to multiplex OC-48 and OC-192 signals at unique wavelengths over a single optical fiber. Metro Wave Service will originate at the fiber cross connect in a Williams' metro access point ("MAP(s)") designated in the applicable Service Order as the origination point, and will terminate at the fiber cross connect in the MAP designated in applicable the Service Order as the termination point. The MAPs constituting the end points of each Metro Wave Service circuit shall both be located within the same Metro Wave Market, as defined below, or shall be located within adjacent Metro Wave Markets (for example, a Metro Wave Service circuit may extend between MAPs located in Anaheim and Los Angeles). Protected Metro Wave Service is an optional Service configuration in which Williams' owned or operated equipment located at the originating MAP (i.e., the MAP where Customer transfers its traffic to Williams) duplicates Customer's signal and transmits each signal over separate optical fibers to the terminal MAP. Williams owned or operated equipment located in the terminal MAP chooses the signal of superior quality, or the surviving signal if only one signal arrives, and delivers it to Customer. Unprotected Metro Wave Service is a Service configuration where only one signal is transmitted between MAPs. The provisions of
     Article 4 of the MSA (Local Access Services) shall not apply to Metro Wave Service and Metro Wave Service shall not be considered a Third Party Service.

1.2 TIMING. Metro Optical Wave Service does not include a timing source. Customer must provide a clocking source for its equipment.

                         SECTION 2. SERVICE AVAILABILITY

     SERVICE AVAILABILITY. Williams offers Metro Wave Service in select locations in the cities set forth below (each a "Metro Wave Market"):

               --------------------------------------------------------------------
                                           METRO WAVE MARKETS
               --------------------------------------------------------------------
               Anaheim                  Los Angeles               Santa Clara
               Atlanta                  Miami                     St. Louis
               Baltimore                Minneapolis               San Francisco
               Boston                   Newark                    San Jose
               Chicago                  New York                  Seattle
               Dallas                   Philadelphia              Washington, D.C.
               Houston                  Phoenix
               --------------------------------------------------------------------

Williams may add new Metro Access Markets or remove existing Metro Access Markets by providing written or electronic notice to Customer. Any adjustments shall only be effective on a prospective basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the adjustment.

                     SECTION 3. RECURRING RATES AND CHARGES

3.1  MONTHLY RECURRING RATES.

     a. OC-48 METRO WAVE CHARGES. Monthly recurring charges for OC-48 Metro Wave Service are set forth in the table below and include both a fixed and variable component. The fixed rate is based upon the local exchange carrier region in which the Metro Wave Market is located and whether the circuit is configured as protected or unprotected. The variable rate is based upon the mileage between the Williams MAPs, which constitute the end points of the circuit. Portions of additional miles will be rounded to the nearest mile (for example, 15.1 miles would be rounded to 15 miles and 15.5 miles would be rounded to 16 miles). Customer shall also pay any monthly Metro Optical Wave Service cross connect or interconnect charges as set forth in Table A-1.

[WILLIAM COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 14
                        METRO ACCESS OPTICAL WAVE SERVICE

               ---------------------------------------------------------------------------------------------------
               Monthly Recurring Charges      OC-48 UNPROTECTED WAVE                 OC-48 PROTECTED WAVE
               ---------------------------------------------------------------------------------------------------
               REGION                     0-15 miles        Each Additional    0-15 miles   Each Additional Mile
                                                                 Mile
               ---------------------------------------------------------------------------------------------------
               AMERITECH                     ***                  ***             ***               ***
               BELL ATLANTIC & NYNEX         ***                  ***             ***               ***
               BELL SOUTH                    ***                  ***             ***               ***
               PAC BELL                      ***                  ***             ***               ***
               SWBELL                        ***                  ***             ***               ***
               USWEST                        ***                  ***             ***               ***
               ---------------------------------------------------------------------------------------------------

     b. OC-192 METRO WAVE CHARGES. OC-192 Metro Wave Service is offered on an individual case basis and pricing for each OC-192 Optical Wave Service circuit requested by Customer shall be developed on an individual case basis. Pricing and any additional terms and conditions for an OC-192 Metro Wave Service circuit shall be set forth on the applicable Service Order accepted by Williams.

                   SECTION 4. NON-RECURRING RATES AND CHARGES

4.1 NON-RECURRING CHARGES. Non-Recurring Charges may be incurred for OC-48 and OC-192 Metro Wave Service. Non-Recurring Charges are set forth in Table A.1 below.

         -------------------------------------------------------------------------------------------------------------
         TABLE A.1           NON-RECURRING                    OC-48 WAVE                        OC-192 WAVE
                             CHARGES
         -------------------------------------------------------------------------------------------------------------
                                                     UNPROTECTED   PROTECTED  WAVE UNPROTECTED WAVE   PROTECTED WAVE
                                                        WAVE
         -------------------------------------------------------------------------------------------------------------
         Installation                                   ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------
         Change Of Service Order Charge
         -------------------------------------------------------------------------------------------------------------
              Pre-engineering                           ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------
              Post-engineering                          ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------
         Order Cancellation
         -------------------------------------------------------------------------------------------------------------
              Pre-engineering                           ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------
              Post-engineering                          ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------
         Order Expedite                                 ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------
         Cross Connect Install Charge                   ***           ***                ***               ***
         -------------------------------------------------------------------------------------------------------------

4.2  INSTALLATION CHARGES. For Williams Services, installation charges shall be
     *** .

4.3 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer as referenced in Section 5.3 of the Agreement. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

4.4 NON-RECURRING PRICING. Pricing for Non-Recurring Metro Access Wave Line Service shall be as set forth in this Section 4 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 5. OUTAGE CREDITS

5.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time during which Metro Wave Service fails to conform to the Technical Specifications below (an "Outage"). An Outage

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 14
                        METRO ACCESS OPTICAL WAVE SERVICE

     shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of notice from the Customer of the Outage. In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Metro Wave Service shall be an amount equal to 1/720 of the monthly recurring charge for that portion of the Metro Wave Service which is subject to the Outage for each hour in excess of the first two (2) consecutive hours that the affected Metro Wave Service fails to conform to the Technical Specifications set forth below.5.2 EXCESSIVE OUTAGES. If a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three consecutive months or (c) one (1) outage of more than twenty-four
     (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in
     Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

     In the event Customer terminates a circuit for an Excessive Outage pursuant to this Section and such termination causes the Customer to fall below their Revenue Commitment, such terminated circuit shall count toward Customer's Annual Commitment as if it had not been terminated.

5.3 REMEDY. The Outage Credit and the right to terminate for an Excessive Outage as set forth in this Section 5 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the Agreement.

5.4  LIMITATIONS. Customer shall not receive an Outage Credit if the Outage is:
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Metro Access Optical Wave Services under the MSA; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' owned and operated network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in Section 8.5 of the Agreement.

5.5 CREDIT PAYMENT. Williams shall credit Customer with Outage Credits on the next monthly invoice for the affected Service.

                       SECTION 6. TECHNICAL SPECIFICATIONS

6.1 TECHNICAL SPECIFICATIONS. The standards and specifications for Metro Wave Service described in Sections 6.2 and 6.3 are measured and apply on a one-way basis between the MAPs constituting the end points of a Metro Wave Service circuit.

6.2  NETWORK AVAILABILITY.

     a. Network availability is a measurement of the percent of total time that Metro Wave Service is operative when measured over a 365 consecutive day (8760 hour) period. For unprotected Metro Wave Services on Williams' network, availability shall be 99.339% measured over a one-year period. For protected Metro Wave Services on Williams network, availability shall be 99.95% measured over a one-year period. Network availability may vary depending upon the length of the Metro Wave Service circuit.

     b. Performance is noted in error free seconds ("EFS"), which is a measure of the percentage of total seconds that do not contain bit errors over a period of thirty (30) consecutive days measured while Service is available, as described above. For unprotected Metro Wave Services on Williams' network, EFS shall be 99.076% measured over a one-year period. For protected Metro Wave Service on Williams network, EFS shall be 99.5% measured over a one-year period.

6.3 MONITORING. Williams shall provide the following network monitoring services and reporting procedures for Metro Wave Service.

     a. REMOTE ALARM SURVEILLANCE. Williams shall provide remote alarm surveillance and sectionalization equipment and shall monitor Metro Wave Service for disruptions on Williams' owned and operated network in accordance with Telecordia GR-253-CORE SONET Transport Systems Common Generic Criteria (Dec. 1997).

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 14
                        METRO ACCESS OPTICAL WAVE SERVICE

     b. NOTIFICATION. In the event Williams receives an alarm that, in Williams' opinion, affects or may reasonably affect the performance or availability of Metro Wave Service, Williams will notify the Customer's designated contact for receiving such notices by electronic mail, telephone, or facsimile. Such notice will include (i) the type and status of alarm or the condition that caused the alarm, (ii) the estimated time to repair, (iii) and the suspected cause of the alarm. Williams will report the status of repair work and an estimate of the time to complete the repair.

6.4 MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore service and resume availability and is stated in terms of repairing Williams' equipment and cable outages. The time is measured from the moment the outage is reported until the service is available. With respect to Metro Wave Service, Williams has an objective of repairing network equipment within an average of two (2) hours and an objective to have the first fiber on a cable cut restored within an average of six (6) hours. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section 6.4 only apply for Williams' equipment and fiber on Williams' owned and operated network between the MAPs constituting the end points of the affected Metro Wave Service circuit.

                          SECTION 7. PRODUCT INTERVALS

     IMPLEMENTATION INTERVALS. Williams' standard service implementation intervals for a Metro Wave Service circuit are set forth below in Table A2. Standard implementation intervals vary depending on the type of circuit ordered and whether such circuit is intended to be interconnected with an interexchange wave service also ordered from Williams. Third Party Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Metro Wave Service within its standard service implementation interval. Failure of Williams to deliver Metro Wave Service by such date shall not constitute a default under the MSA and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals.

---------------------------------------------------------------------------------------------------------------
TABLE A.2                                                  IMPLEMENTATION INTERVALS
---------------------------------------------------------------------------------------------------------------
           SERVICE TYPE          STANDARD INTERVAL FOR METRO WAVE    STANDARD INTERVAL FOR METRO WAVE SERVICE
                                           SERVICE ONLY              ORDERED WITH A WILLIAMS IXC WAVE SERVICE
---------------------------------------------------------------------------------------------------------------
            OC-48 Waves                         ***                                    ***
---------------------------------------------------------------------------------------------------------------
           OC-192 Waves                         ***                                    ***
---------------------------------------------------------------------------------------------------------------

                 SECTION 8. PLANNED NETWORK MAINTENANCE ACTIVITY

8.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Metro Wave Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any other emergency conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

8.2 NOTICE. Williams shall provide Customer with notice of all non-emergency, planned network maintenance by mail, electronic mail, telephone, or facsimile: (i) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than*** business days prior to performing maintenance that, in Williams' reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If Williams' planned activity is cancelled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 9. WARRANTY

     Williams warrants that Metro Wave Service shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 14
                        METRO ACCESS OPTICAL WAVE SERVICE

hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 5 OF THIS SERVICE
SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

                            SECTION 10 FCC REGULATION

     Customer represents that more than ten percent (10%) of the total traffic carried on each Metro Wave Service circuit provided pursuant to this Service
Schedule is interstate traffic. If it is determined at any time that any Metro Wave Service circuit provided hereunder is subject to regulation by a U.S. state regulatory agency or District of Columbia regulatory agency, the service may be provided by Williams or its affiliates pursuant to applicable state laws, regulations and applicable tariffs, or Williams and its affiliates my discontinue provision of the affected Metro Wave Service.


IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

  UNIVERSAL ACCESS, INC.:                 WILLIAMS COMMUNICATIONS, LLC:

  /s/ Mark A. Dickey                      /s/ Frank Semple
  --------------------------------------  --------------------------------------
  Signature of Authorized Representative  Signature of Authorized Representative

  Mark Dickey                             Frank Semple
  --------------------------------------  --------------------------------------
  Printed Name                            Printed Name

  Sr. VP Procurement                      COO
  --------------------------------------  --------------------------------------
  Title                                   Title

  6-17-02                                 6-20-02
  --------------------------------------  --------------------------------------
  Date                                    Date

                                   SCHEDULE 15
                   PRIVATE LINE QUALITIES OF SERVICE SCHEDULE

          This Service Schedule is a schedule to and a part of that Master Services Agreement No. 01R1966.00 ("MSA") by and between Williams
Communications, LLC ("Williams"), and Customer.

                  SECTION 1. PRIVATE LINE QUALITIES OF SERVICE

1.1 SERVICE DESCRIPTION. Williams' Private Line Qualities of Service ("PLQoS") provides domestic DS-3 and Optical SONET (OC-N) circuits which are specifically dedicated to Customer's use between two (2) points specified by the parties in a Service Order and meeting the technical requirements as defined below in Section 5, Technical Specifications for Private Line Qualities of Service. In addition, PLQoS includes only those circuits where the entire circuit is located solely upon the Williams' owned and operated network and both end points of such circuit originate and terminate at a QoS City as set forth below. Williams' Private Line Qualities of Service includes the four (4) levels of Service set forth below.

     a. PLATINUM. Platinum PLQoS is a protected Williams' Service, offering maximum availability and geographically diverse protection paths. The time it takes for the Williams' Platinum PLQoS to switch paths in the event of a fiber cut or electronic failure ("Switch Time") is between twenty (20) and one hundred eighty (180) milliseconds. Availability for Platinum PLQoS is 100.00%, excluding Switch Time.

     b. GOLD. Gold PLQoS is a protected Williams' Service, offering superior availability and geographically diverse protection paths. The Switch Time for Williams' Gold PLQoS is between two hundred (200) milliseconds and two (2) seconds. Availability for Gold PLQoS is 99.997%, excluding Switch Time.

     c. SILVER. Silver PLQoS is an unprotected Williams' Service but offers high availability. Williams' Silver PLQoS offers no fiber or electronic diversity. Availability for Silver PLQoS is 99.5%.

     d. BRONZE. Bronze PLQoS is a restorable Williams' Service, which can be preempted when capacity is needed for Platinum or Gold PLQoS. If Bronze PLQoS is preempted, the Service will be restored when excess capacity becomes available. Bronze PLQoS is offered as a Service level objective and therefore no Outage Credits will apply. Williams' Availability objective for Bronze PLQoS is 99.00%.

                     SECTION 2. RECURRING RATES AND CHARGES

2.1  MONTHLY RECURRING RATES.

     a.   QOS CITIES.

          (i) Williams has selected cities available for provisioning of the PLQoS Service. Williams may add new QoS Cities, which will be listed on the Williams' Customer Service Website at http://www.williamscommunications.com/network/customer-service/ process-policy.html.
          (ii) Service, which originates and/or terminates at a city other than a QoS City will be provided according to Customer's Private Line Service Schedule attached to the MSA.

     b. INTEREXCHANGE RATES. Interexchange rates for PLQoS Services wholly on Williams' owned and operated network, which originate and terminate in a QoS City are as set forth in Tables A.1a- A.1d below. Pricing for any Service not on Williams' network will be determined on an individual case basis ("ICB") and will be set forth on Customer's Service Order. The applicable Remedy Level, as described in Section
          4.1 below, is indicated by scored box in the tables below.

         ------------------------------------------------------------------------------------------------
              TABLE A.1A MONTHLY RECURRING RATES - PLATINUM PLQoS (RATES ARE PER VGE V&H MILE)
         ------------------------------------------------------------------------------------------------
                          Term                       DS3            OC3           OC12          OC48
         ------------------------------------------------------------------------------------------------
                         1 year                      ***            ***            ***          ***
         ------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------
         TABLE A.1 B   MONTHLY RECURRING RATES AND REMEDY LEVEL - GOLD PLQoS (RATES ARE PER VGE V&H MILE)
         ------------------------------------------------------------------------------------------------
                          TERM                       DS3            OC3           OC12          OC48
         ------------------------------------------------------------------------------------------------

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 15
                   PRIVATE LINE QUALITIES OF SERVICE SCHEDULE

                         1 year                      ***            ***            ***          ***
         ------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------
         TABLE A.1C     MONTHLY RECURRING RATES - SILVER PLQoS (RATES ARE PER VGE V&H MILE)
         ------------------------------------------------------------------------------------------------
                          TERM                       DS3            OC3           OC12          OC48
         ------------------------------------------------------------------------------------------------
                         1 year                      ***           ***            ***           ***
         ------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------
         TABLE A.1D     MONTHLY RECURRING RATES - BRONZE PLQoS (RATES ARE PER VGE V&H MILE)
         ------------------------------------------------------------------------------------------------
                          TERM                       DS3           OC3           OC12           OC48
         ------------------------------------------------------------------------------------------------
                         1 year                      ***           ***            ***           ***
         ------------------------------------------------------------------------------------------------

MINIMUM MONTHLY RECURRING CHARGE. Notwithstanding the foregoing, the minimum monthly recurring charge for any Interexchange circuit ordered by Customer will be based upon the applicable Monthly Recurring Rate for one hundred (100) VGE V & H miles.

                   SECTION 3. NON-RECURRING RATES AND CHARGES

3.1 NON-RECURRING CHARGES. Non-Recurring Charges may be incurred for Private Line connections. Non-Recurring Charges are set forth in Table A.3 below.

         ------------------------------------------------------------------------------------------------
         TABLE A.3               NON-RECURRING CHARGES                                DS-3
         ------------------------------------------------------------------------------------------------
         Order Installation                                                           ***
         ------------------------------------------------------------------------------------------------
         Change Of Service Date Charge (1st change free)                              ***
         ------------------------------------------------------------------------------------------------
              Pre-engineering                                                         ***
         ------------------------------------------------------------------------------------------------
              Post-engineering                                                        ***
         ------------------------------------------------------------------------------------------------
         Order Cancellation
         ------------------------------------------------------------------------------------------------
              Pre-engineering                                                         ***
         ------------------------------------------------------------------------------------------------
              Post-engineering                                                        ***
         ------------------------------------------------------------------------------------------------
         Reconfiguration Charge                                                       ***
         ------------------------------------------------------------------------------------------------
         Access Service Request (ASR)                                                 ***
         ------------------------------------------------------------------------------------------------
         Access Service Request (ASR) Change                                          ***
         ------------------------------------------------------------------------------------------------
         Order Expedite                                                               ***
         ------------------------------------------------------------------------------------------------

3.2  INSTALLATION CHARGES. For Williams Services, installation charges shall be
     ***.

3.3 MISCELLANEOUS. Customer should be aware that from time to time, third-party charges are levied to Williams after submission of the original Service Order from Customer. Williams may be obligated to pass these charges to Customer. Williams will inform Customer of any such charges before the charges are passed to Customer. Williams cannot commit that all charges related to any requested Service will always be on the original Service Order.

3.4 NON-RECURRING PRICING. Pricing for Non-Recurring Private Line Quality of Service charges shall be as set forth in this Section 3 and are subject to change upon thirty (30) calendar days' written or electronic notice by Williams to Customer. Price changes shall only be effective on a going-forward basis and shall not apply to Service Orders placed by Customer and accepted by Williams prior to the effective date of the respective price change.

                            SECTION 4. OUTAGE CREDITS

4.1 OUTAGE CREDITS. Customer acknowledges the possibility of an unscheduled period of time during which Williams PLQoS Service fails to conform to the Technical Specifications below ("Outage"). An Outage shall begin upon the earlier of Williams' actual knowledge of the Outage or Williams' receipt of Customer's notice of such Outage. The Customer shall also provide Williams a written request for the Outage Credit reasonably identifying the Outage. Such request shall indicate the Technical Specification to which Customer claims the Service has failed to conform and shall include supporting documentation evidencing that the Service has failed to comply with the applicable Technical Specifications.

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              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 15
                   PRIVATE LINE QUALITIES OF SERVICE SCHEDULE

     In the event of an Outage, Customer shall be entitled to a credit ("Outage Credit") pursuant to this Schedule upon Williams' receipt of Customer's written request for such Outage Credit. The amount of the Outage Credit for Williams' PLQoS Service will be an amount equal to the Outage Credit percentages, set forth in Table A.5a and A.5b below, of the monthly recurring charges for the affected circuit(s) (as stated on the applicable Service Order) when Williams Service does not conform to the Technical Specifications on a monthly basis. Bronze PLQoS is offered only as a Williams' Service objective and therefore Customer will not receive Outage Credits for the Bronze PLQoS service level. If the Williams PLQoS Service fails to conform for the next consecutive month to the same Technical Specifications as in the prior month, the Customer shall be entitled to receive the next percentage level of the Outage Credits for the affected circuits. After any month in which a specific variable of the Technical Specifications for the Service is corrected from its prior non-conformance, the Outage Credit percentage for that specific variable will be reset at month one (1). Outage Credits shall never exceed 100.00% of the monthly recurring charge ("MRC") for a circuit. If in any month the Williams Service fails to conform to the Technical Specifications of Network Availability and one of the other Technical Specifications, Customer shall be awarded the higher Outage Credit amount.

     a. NETWORK AVAILABILITY. EXAMPLE 1: Assumption: Customer purchases Platinum PLQoS. If, in the first (1st) month, the average Availability of all Platinum PLQoS services ordered by Customer is less than 100.00%, excluding Switch Time, Customer would receive 100.00% of the MRC of each individual circuit which did not meet 100.00% Availability. If, in the second (2nd) consecutive month, the average Availability of all Platinum PLQoS services ordered by Customer is less than 100.00%, excluding Switch Time, Customer would receive 100.00% of the MRC of each individual circuit which did not meet 100.00% Availability. EXAMPLE 2: Assumption: Customer purchases Silver PLQoS. If, in the first (1st) month, the average Availability of all Silver PLQoS services ordered by Customer is less than 99.5%, excluding Switch Time, Customer would receive 10% of the MRC for each individual circuit which did not meet 99.5% Availability. If, in the second (2nd) consecutive month, the average Availability of all Silver PLQoS services ordered by Customer is less than 99.5%, excluding switching times, Customer would receive 15% of the MRC for each individual circuit which did not meet 99.5% Availability. If, in the third (3rd) month, the average Availability of all Silver PLQoS services ordered by Customer is greater than or equal to 99.5%, excluding switching times, Customer would not receive a credit on any circuits and the next month that the average Availability of all Silver PLQoS services ordered does not meet 99.5% Customer would receive 10% of the MRC of each individual circuit which did not meet 99.5% Availability.

  ---------------------------------------------------------------------------------------------------------------------------------
  TABLE A.4a   OUTAGE CREDITS - AVAILABILITY
  ---------------------------------------------------------------------------------------------------------------------------------
        Remedy Level           Months of Outage                                         MAXIMUM OUTAGE CREDIT PERCENTAGE
  ---------------------------------------------------------------------------------------------------------------------------------
       Platinum        Failure to meet applicable Availability standard in any    100% of the Monthly Recurring Charge for the
                       month                                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
         Gold          1st Month of failure to meet applicable Availability        30% of the Monthly Recurring Charge for the
                       standard                                                   affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       2nd Consecutive month of Failure to meet applicable         35% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       3rd Consecutive month of Failure to Meet applicable         40% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       4th Consecutive month of failure to meet applicable         45% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       5th Consecutive month of failure to meet applicable         50% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
        Silver         1st Month of failure to meet applicable Availability        10% of the Monthly Recurring Charge for the
                       standard                                                   affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       2nd Consecutive month of failure to meet applicable         15% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       3rd Consecutive month of failure to meet applicable         20% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       4th Consecutive month of failure to meet applicable         25% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------
                       5th Consecutive month of failure to meet applicable         30% of the Monthly Recurring Charge for the
                       Availability standard                                      affected circuits
  ---------------------------------------------------------------------------------------------------------------------------------

     b. Mean Time To Restore, Error Free Seconds, Severely Errored Seconds and Latency.

     ------------------------------------------------------------------------------------------------------
     TABLE A4b OUTAGE CREDITS - MEAN TIME TO RESTORE, ERROR FREE SECONDS, SEVERELY ERRORED SECONDS, LATENCY
     ------------------------------------------------------------------------------------------------------
            Months of Outage                                 MAXIMUM OUTAGE CREDIT PERCENTAGE
     ------------------------------------------------------------------------------------------------------
     1st Month of any Outage Condition              15%  of Monthly Recurring Charge for affected
                                                    circuits
     ------------------------------------------------------------------------------------------------------
     2nd Consecutive Month of the same Outage       20%  of Monthly Recurring Charges for affected
     Condition                                      circuits
     ------------------------------------------------------------------------------------------------------
     3rd Consecutive Month of the same Outage       25%  of Monthly Recurring Charges for affected
     Condition                                      circuits
     ------------------------------------------------------------------------------------------------------
     4th Consecutive Month of the same Outage       30%of Monthly Recurring Charges for affected
     Condition                                      circuits
     ------------------------------------------------------------------------------------------------------
     5th Consecutive Month of the same Outage       35% of Monthly Recurring Charges for affected
     Condition                                      circuits
     ------------------------------------------------------------------------------------------------------

     Example 3: Assumption: Customer purchases any PLQoS. If the first (1st) month, the average percentage of Error Free Seconds per day for all Williams PLQoS Services ordered is less than 99.99% and the average number of Severely Errored Seconds per day for all Williams PL QoS services ordered is greater than 8, Customer would receive 15% of the MRC for each individual circuit which failed to meet either the 99.99% Error Free Seconds or the 8 Severely Errored Seconds per day. If, in the second (2nd) month, the average Error Free Seconds for all Williams PLQoS Services ordered

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              Williams Communications - Proprietary & Confidential

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                                   SCHEDULE 15
                   PRIVATE LINE QUALITIES OF SERVICE SCHEDULE

     is less than 99.99% but the number of Severely Errored Seconds per day for all Williams PLQoS Services orders is less than 8, Customer would receive 20% of the MRC for each individual circuit which failed to meet the 99.99% Error Free Seconds. If, in the third (3rd) month, the Average Error Free Seconds for all Williams PLQoS Services ordered is greater than 99.99% Customer would not receive a credit on any circuits and the next month that any of the technical specifications were not met the remedy structure would be reset to the 15% credit level. Example 4: If in month one Williams fails to meet the 99.997% Availability metric for Gold PLQoS on a $10,000.00 circuit and also in that same month fails to meet the 99.99% Error Free Seconds metric, Customer would receive a credit on the next month's invoice equal to the greater of 30% MRC for the Gold Availability service level or 15% MRC for failure to meet the Error Free Seconds variable. So in this example Customer would receive $3,000.00 in credit on the next month's invoice ($10,000.00 * 30% = $3,000.00). All examples assume that Customer has complied with the procedures for requesting an Outage Credit.

4.2 EXCESSIVE OUTAGES. For Platinum and Gold PLQoS only, if a single circuit experiences either (a) three (3) or more outages of fifteen (15) minutes duration or longer during any thirty (30) day period, or (b) one or more outages of fifteen (15) minutes each in each of three (3) consecutive months or (c) one (1) outage of more than twenty-four (24) consecutive hours in a one (1) calendar month period, ("Excessive Outage"), Customer shall be entitled, in addition to the applicable Outage Credit, if any, to terminate such circuits as are affected by the Excessive Outage without liability for the Early Termination Charge set forth in Section 6.4 of the Agreement. However, Customer shall be liable for any termination liability associated with Third Party Local Access Service or any other Third Party Service associated with such disconnection.

4.3 REMEDY. The Outage Credit and right to terminate for an Excessive Outage as set forth in this Section 4 shall be the sole and exclusive remedy of Customer in the event of any Outage and under no circumstances shall an Outage be deemed a default under the MSA. The Outage Credit amount provided to Customer will not be cumulative but will be the greater of the applicable Outage Credit for Availability or the Technical Specification variables addressed in Table A4b.

4.4  LIMITATIONS Customer shall not receive an Outage Credit if the Outage is
     (i) of a duration of less than two (2) consecutive hours; (ii) caused by Customer or others authorized by Customer to use the Services under the Agreement; (iii) due to the failure of power, facilities, equipment, systems or connections not provided by Williams; (iv) caused by the failure of Third Party Local Access Service to Williams' fiber optic network; (v) the result of scheduled maintenance where Customer has been notified of scheduled maintenance in advance; or (vi) due to a Force Majeure event as defined in the Agreement.

4.5 CREDIT PAYMENT. Outage Credits shall be credited on Customer's next monthly invoice for the affected Service.

                       SECTION 5. TECHNICAL SPECIFICATIONS

     5.1 TECHNICAL SPECIFICATIONS DS-3 service is provided in accordance with ANSI Standard T1.102 and T1.404. DS-3 Service operates at 44.736 Mbps. Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 service operates at 155.52 Mbps, with 3 separate STS-1 signaling paths, and an OC-3c operating at 155.52 Mbps contains 1 STS-3c signaling path. OC-12 Service operates at 622.080 Mbps with either 12 separate STS-1 signaling paths or 4 separate STS-3c paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path). The standards by which Williams' Private Line Service is measured apply on a one-way basis between Williams' POPs only and involves the five (5) variables set forth in the subsections below.

(a) NETWORK AVAILABILITY. Network Availability is a measurement of the average percent of total time that service is operative when measured in a month. DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of a bit error rate equal to or worse than 1 x 10-6. A Service deemed inoperative under this description will not be included in measurements for Error Free Seconds or Severely Errored Seconds. Network Availability for Williams' PLQoS excludes switch time. Network Availability, excluding switch time, for Private Line QoS will be as follows: Platinum QoS has 100.00% availability; Gold QoS has 99.997% availability; Silver QoS has 99.5% availability and Bronze QoS has 99.00% availability and is a service objective only. Network Availability for Services of a Third Party Provider is established by the Third Party Provider. The local access availability standards for DS-3 and Optical SONET Services are established by the Local Access Service provider and are not considered in determining whether Williams Service has met the Technical Specifications in determining Outages and Outage Credits.

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              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 15
                   PRIVATE LINE QUALITIES OF SERVICE SCHEDULE

(b) MEAN TIME TO RESTORE. Mean Time to Restore (MTTR) shall be the average time required to restore Service and resume availability when measured in a month. The time is measured from the moment the outage is reported until the first fiber is repaired. With respect to Williams Private Line Service, Williams will repair network equipment within an average of two (2) hours and the first fiber on a cable cut within an average of four (4) hours when averaged over a the rolling periods set forth above. Williams will undertake repair efforts on equipment or fiber when Williams first becomes aware of the problem, or when notified by Customer and Customer has released all or part of the Service for testing. The maintenance standards in this Section only apply for equipment or fiber on Williams' owned and operated network and from Williams' POP to Williams' POP.

(c) ERROR FREE SECONDS. Performance is noted in Error Free Seconds (Error Free Seconds ("EFS")) which is a measure of the percentage of the total seconds that do not contain bit errors over a consecutive twenty-four (24) hour period and averaged over a one month (720 hour) period. Long term performance shall be derived from Errored Seconds incidents in accordance with Telecordia Technologies Generic Criteria GR-499-CORE, Section 4.2 for DS-n services and GR-253-CORE. For Services on the Williams' network EFS shall be 99.99% per day. For Services not on Williams' network, the EFS standard for local access DS3 and Optical SONET Service is established by the third party services provider. Services from a third party provider are not considered in determining whether Williams Service has met the Technical Specifications in determining Outages and Outage Credits.

(d) SONET SEVERELY ERRORED SECONDS. A SONET Severely Errored Second ("SSES") is any one-second interval in which 2400 or more STS Path BIP errors were detected, AIS-P, LOP-P, or lower level, traffic related near end defect is detected in accordance with Telecordia Technologies Generic Criteria GR-253-CORE, Section
6.2.2.5.1. The number of Severely Errored Seconds shall not exceed eight (8) in a twenty-four hour period averaged over one month (720 hours). For Services not on Williams' network, the SSES standard for local access DS3 Service is established by the Third Party Services provider.

(e) LATENCY. Latency is defined as the one-way trip time required for a bit to travel between Williams' owned and operated POPs. Latency is measured as one-half of the roundtrip delay from the local customer demarcation point to the remote customer demarcation point. For Williams' PLQoS Services on Williams' network average Latency will be one millisecond (1ms) per one hundred (100) route miles.

                          SECTION 6. PRODUCT INTERVALS

     IMPLEMENTATION INTERVALS. Williams' standard service implementation interval for DS3 Service is set forth below in Table A.6. Third Party Provider Service implementation intervals shall be determined on an individual case basis. Williams shall make reasonable efforts to provide Williams' Services within its standard service implementation interval. Failure of Williams to deliver by such date shall not constitute a default under the MSA and Williams shall not be liable to pay to Customer any penalties or damages for Williams' failure to meet such standard service implementation intervals, except for the credits set forth in Section 3.4 of the Agreement.

           ------------------------------------------------------------------------------
            D. TABLE A.6 IMPLEMENTATION INTERVALS
           ------------------------------------------------------------------------------
                     SERVICE TYPE                    STANDARD INTERVAL POP TO POP
           ------------------------------------------------------------------------------
                DS-3                                             ***
           ------------------------------------------------------------------------------
                OC3                                              ***
           ------------------------------------------------------------------------------
                OC 12                                            ***
           ------------------------------------------------------------------------------
                OC48                                             ***
           ------------------------------------------------------------------------------

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              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 15
                   PRIVATE LINE QUALITIES OF SERVICE SCHEDULE

                 SECTION 7. PLANNED NETWORK MAINTENANCE ACTIVITY

7.1 TIMING. Williams shall avoid performing network maintenance between 0600 to 2200 Central Time (or local time with respect to facilities comprising international Service), Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of Customer's Service. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions. Williams will use commercially reasonable efforts to notify Customer prior to emergency maintenance.

7.2 NOTICE. Williams shall provide Customer with electronic mail, telephone, facsimile, or written notice of all non-emergency, planned network maintenance (i) not less than three *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to *** milliseconds, and (ii) not less than *** business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer traffic for more than *** milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Customer and shall comply with the provisions of this Section to reschedule any delayed activity.

                               SECTION 8. WARRANTY

     Williams warrants that Williams' PLQoS shall be provided to Customer in accordance with the applicable Technical Specifications set forth above. Williams shall use commercially reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service and restore such Service to comply with the terms hereof. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY AND IS PROVIDED IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE OUTAGE CREDITS REMEDY AND RIGHT TO TERMINATE FOR EXCESSIVE OUTAGES PROVIDED TO CUSTOMER AS SET FORTH IN SECTION 4 OF THIS SERVICE SCHEDULE IS THE SOLE AND EXCLUSIVE REMEDY PROVIDED TO CUSTOMER AND IS IN LIEU OF ALL OTHER REMEDIES, REGARDLESS OF WHETHER THIS WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

  UNIVERSAL ACCESS, INC.:                 WILLIAMS COMMUNICATIONS, LLC:

  /s/ Mark A. Dickey                      /s/ Frank Semple
  --------------------------------------  --------------------------------------
  Signature of Authorized Representative  Signature of Authorized Representative

  Mark Dickey                             Frank Semple
  --------------------------------------  --------------------------------------
  Printed Name                            Printed Name

  Sr. VP Procurement                      COO
  --------------------------------------  --------------------------------------
  Title                                   Title

  6-17-02                                 6-20-02
  --------------------------------------  --------------------------------------
  Date                                    Date

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              Williams Communications - Proprietary & Confidential